UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2011

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)           In anticipation of our President and Chief Operating Officer, Kevin B. Marsh, becoming our Chairman of the Board and Chief Executive Officer, as previously disclosed in a Form 8-K filed by us on January 13, 2011, our board of directors voted, on October 26, 2011, to increase Mr. Marsh’s base salary from $700,000 to $1,000,000 per year and to increase his target incentives under our Short-Term Annual Incentive Plan and Long-Term Equity Compensation Plan, effective December 1, 2011.

Item 8.01	OTHER EVENTS

In May 2010 SCANA Corporation (the “Company”) entered into confirmations (the “Original Forward Sale Agreements”) with each of Wells Fargo Bank, National Association, Morgan Stanley & Co. International plc and UBS AG, London Branch and their respective agents (the “Forward Counterparties”) relating to the forward sale by the Company of an aggregate of 6,622,500 shares of the Company’s common stock, no par value per share.  By the terms of the Original Forward Sale Agreements, settlement of the transactions contemplated thereby was required to be effected on or before February 29, 2012.  Copies of the Original Forward Sale Agreements were filed as Exhibits to the Company’s Current Report on Form 8-K filed on May 14, 2010.

     The Company entered into confirmations dated October 26, 2011 (the “Additional Agreements”) with each of the Forward Counterparties by which the date settlement under the Original Forward Sale Agreements was required to be effected was extended to December 31, 2012.

Copies of the Additional Agreements are filed as Exhibits 1.01, 1.02 and 1.03 to this Current Report on Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 1.01	Confirmation dated October 26, 2011 between SCANA Corporation and Wells Fargo Bank, National Association, and Wells Fargo Securities, LLC, as agent.

Exhibit 1.02	Confirmation dated October 26, 2011 between SCANA Corporation and Morgan Stanley & Co. International plc, and Morgan Stanley & Co. Incorporated, as agent.

Exhibit 1.03	Confirmation dated October 26, 2011 between SCANA Corporation and UBS AG, London Branch, and UBS Securities LLC, as agent.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

October 28, 2011	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller

EXHIBIT INDEX

Exhibit
Number

1.01	Confirmation dated October 26, 2011 between SCANA Corporation and Wells Fargo Bank, National Association, and Wells Fargo Securities, LLC, as agent.

1.02	Confirmation dated October 26, 2011 between SCANA Corporation and Morgan Stanley & Co. International plc, and Morgan Stanley & Co. Incorporated, as agent.

1.03	Confirmation dated October 26, 2011 between SCANA Corporation and UBS AG, London Branch, and UBS Securities LLC, as agent.